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                                                                    EXHIBIT 32.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Amended Annual Report of Columbia Bancorp (the "Company") on Form 10-K/A for the year ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Greg B. Spear, the Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      3. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      4. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the period certified.

     Date:  May 6, 2005                          /s/ GREG B. SPEAR
                                                 -----------------
                                                 Greg B. Spear
                                                 Chief Financial Officer and
                                                 Chief Accounting Officer

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